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                                                                    EXHIBIT 99.1

                                                                    NEWS RELEASE

                                                       Date:    March 6, 2000
                                                       Contact: Michael McDonald
                                                                (858) 560-1301

         REMEC, INC. ANNOUNCES FOURTH QUARTER RESULTS

         San Diego, CA -- REMEC, Inc. (Nasdaq: REMC) today reported results for its fourth quarter and fiscal year ended January 31, 2000.

         Revenues in the fourth quarter were $50,327,000 compared with $42,526,000 in the prior year period. Net income for the fourth quarter was $702,000, or $0.03 per (diluted) share, compared with a net loss of $986,000, or $0.04 per (diluted) share, in the same period last year.

         For the year ended January 31, 2000, the Company reported a net loss of $6,675,000, or $0.27 per (diluted) share on revenues of $189,189,000, compared with a net loss of $4,831,000, or $0.20 per (diluted) share on revenues of $179,215,000 for the comparable prior year period. The Company's results for the year ended January 31, 1999 include a non-recurring tax benefit of $1,992,000 related to the recognition of research and experimentation tax credits pertaining to previously filed tax returns.

         Historical financial results have been adjusted to reflect REMEC's pooling-of-interests merger with Airtech plc on April 29, 1999.

         REMEC is a leading designer and manufacturer of high frequency subsystems used in the transmission of voice, video and data traffic over wireless communications networks and in defense applications.

         Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

         Certain statements in this press release may constitute "forward-looking statements" which are subject to known and unknown risks and uncertainties including, among other things, certain economic conditions, competition, development factors and operating costs that may cause the actual results to differ materially from results implied by such forward-looking statements.


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                                   REMEC, INC.
                        Consolidated Statements of Income
                      (in thousands, except per share data)

                                                             Three months ended              Twelve months ended
                                                         --------------------------      ---------------------------
                                                         January 31,     January 31,     January 31,     January 31,
                                                            2000             1999            2000            1999
                                                         -----------     -----------     -----------     -----------

Net sales                                                  $50,327        $ 42,526         $ 189,189         $ 179,215
Cost of sales                                               37,707          32,526           143,580           137,443
                                                           -------        --------         ---------         ---------
Gross profit                                                12,620          10,000            45,609            41,772

Operating expenses:
Selling, general and administrative                          8,937           8,016            38,189            36,835
Research and development                                     3,636           3,163            13,994            10,903
Transaction costs                                               --              --             3,130                --
                                                           -------        --------         ---------         ---------
Total operating expenses                                    12,573          11,179            55,313            47,738

Income (loss) from operations                                   47          (1,179)           (9,704)           (5,966)
Interest income and other, net                                 711             819             2,601             3,008
                                                           -------        --------         ---------         ---------
Income (loss) before provision (credit) for income taxes       758            (360)           (7,103)           (2,958)
Provision (credit) for income taxes                             56             626              (428)            1,873
                                                           -------        --------         ---------         ---------
Net income (loss)                                          $   702        $   (986)        $  (6,675)        $  (4,831)
                                                           =======        ========         =========         =========
Earnings (loss) per share:

     Basic                                                 $  0.03        $  (0.04)        $   (0.27)        $   (0.20)
                                                           =======        ========         =========         =========
     Diluted                                               $  0.03        $  (0.04)        $   (0.27)        $   (0.20)
                                                           =======        ========         =========         =========
Shares used in computing earnings (loss) per share:
     Basic                                                  25,303          24,860            25,147            24,759
                                                           =======        ========         =========         =========
     Diluted                                                25,994          24,860            25,147            24,759
                                                           =======        ========         =========         =========
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                                   REMEC, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                           January 31,        January 31,
                                                               2000              1999
                                                           -----------       ------------

ASSETS

Cash and cash equivalents                                    $ 34,836        $ 83,012
Accounts receivable, net                                       33,112          27,295
Inventories, net                                               42,147          38,312
Prepaid expenses and other current assets                      10,388           8,022
                                                             --------        --------
Total current assets                                          120,483         156,641

Property, plant and equipment, net                             60,290          44,706
Restricted cash                                                17,049              --
Intangible and other assets                                    26,409          17,224
                                                             --------        --------
                                                             $224,231        $218,571
                                                             ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                             $  8,320        $  8,155
Accrued expenses and other current liabilities                 16,553          14,677
                                                             --------        --------
Total current liabilities                                      24,873          22,832

Deferred income taxes and other long-term liabilities          11,466           4,132

Shareholders' equity                                          187,892         191,607
                                                             --------        --------
                                                             $224,231        $218,571
                                                             ========        ========